UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 9, 2007

JACOBS ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware

333-88242

34-1959351

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

17301 West Colfax Ave, Suite 250, Golden, Colorado	80401
(Address of principal executive offices)

Registrant’s telephone number, including area code  303-215-5200

(Former name of former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                              RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 9, 2007, the Company issued a press release announcing its financial results for the third quarter and nine months ended September 30, 2007. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01                              FINANCIAL STATEMENTS AND EXHIBITS

Filed herewith is the following:

Exhibit No.	Description

99.1	Jacobs Entertainment, Inc. press release dated November 9, 2007, reporting its financial results for the third quarter and nine months ended September 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACOBS ENTERTAINMENT, INC.

Date: November 13, 2007	By:	/s/ Brett A. Kramer

Brett A. Kramer

Chief Financial Officer